The LGL Group, Inc. (NYSE MKT: LGL) Investor Update Webinar September 8, 2022

Safe Harbor Statement Information included or incorporated by reference in this presentation may contain forward-looking statements. This information may involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different than the future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe our future plans, strategies and expectations, are generally identifiable by use of the words “may,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology. Examples of forward-looking statements include, but are not limited to, statements regarding efforts to grow revenue, expectations regarding fulfillment of backlog, future benefits to operating margins and the adequacy of cash resources. Actual events or results may differ materially from those discussed in forward-looking statements as a result of various factors, including, without limitation, the risks outlined under “Risk Factors” in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 28, 2022, as updated by our subsequently filed quarterly reports on Form 10-Q, and in the most recent Form 10 filed by M-tron Industries, Inc. (MtronPTI) on August 19, 2022. In light of these risks and uncertainties, there can be no assurance that the forward-looking statements contained in this presentation will in fact be accurate. Further, we do not undertake any obligation to publicly update any forward-looking statements. As a result, you should not place undue reliance on these forward-looking statements.

Background The LGL Group, Inc. was Formed in 1917, been Stock Exchange listed since 1946, and has two subsidiaries today. Components Frequency & Spectrum Control Solutions since 1965 Systems Frequency Reference and Synchronization Systems since 2016

Financial Trends Consolidated Revenue, Gross Margin and Adjusted EBITDA ($ in millions) Q2 reflect strong underlying fundamentals as Defense and Space markets replaces the mix shifts from Aerospace market and COVID related supply chain disruptions Growth enhanced by numerous new product design wins

SPIN-OFF Source: Mtron Industries Form 10 filed August 19, 2022. Figures are Unaudited.

Segment Focus MtronPTI Capabilities The MtronPTI Advantage Engineering centric company=>Aerospace & Defense Industry Customized, high reliability, spectrum and frequency control solutions for harsh environment applications. Over 57 years of experience and customer relationships. Operates globally from a manufacturing platform headquartered in Orlando.

MtronPTI’s High Reliability and Harsh Environment applications 57 Years Experience Please see full disclosures. Figures are estimates. Slide chart courtesy of Houlihan Lokey.

Backlog Growth Record $43.2m in backlog of Military (49%) Avionics (22%) Aerospace (12%)* * Other includes ICT, Instrumentation, Medical Expanded product offerings lead to market and customer share gains

MtronPTI Look Forward Shareholder Value through existing and new business opportunities, including: New product development in several areas Adding value with the creation of Integrated Microwave Assemblies and Planar Filters, High-frequency OCXO and e-vib OCXO Growing IP organically and with partners and industry experts Market share gains Grow content within our blue-chip client base with new product lines Expand opportunities with Electronic Warfare and Space markets Expand international sales with lower cost, higher performance products Drive production efficiencies and cost reductions Implement selective automation to reduce skilled labor costs and increase yields Continue leveraging our overseas production capability Synergistic acquisitions of products and technical capabilities

www.ptf-llc.com 10 Precise Time and Frequency, LLC (PTF) Founded in 2002 Focus on Developing Systems for High-performance frequency and time reference standards $~700 million TAM with 6.2% CAGR from 2020 to 2027 Significant expansion potential with 3,000 sq. ft. manufacturing facility based in Wakefield, Mass. Business Model designed for: Efficiency - Outsource fabrication and PCB assembly Flexibility - In-house design/development Quality - In-house final assembly test Corporate HQ Wakefield, Mass. Manufacturing

Road Ahead A Glimpse Forward LGL Group has a long history of spin offs and reorganizations executed to enhance shareholder value Operating business expansion of new and existing operations M&A and lift outs Orientation for niche customer solutions up the value chain Broaden franchise Leverage management expertise in the capital markets Leverage network effects to enhance shareholder value

LGL Group: Thank You Your Questions Please see full disclosures. All points in discussions are estimates. Visit us: www.lglgroup.com www.mtronpti.com Contact us: Ivan Arteaga, Investor Relations e-mail: iarteaga@lglgroup.com Voice: (407) 298-2000 LGL Group Contact Information